SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 23, 2000
                                                 -------------------------------

                             Contessa Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                             65-0656268
----------------------------                              ----------------------
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation)                                      Identification No.)

  2700 West Cypress Creek Rd., Suite C103
         Fort Lauderdale, Florida                                   33309
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                        (Zip Code)


                                 (954) 973-7779
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)

Item 5. Disposition of Assets

      On April 9, 1999, the Registrant entered into a definitive Stock Purchase Agreement with Mr. Pietro Bortolatti, the chief executive of Gastronnomia Bocca di Rosa, Inc ("GBR"), the Registrant's wholly-owned subsidiary, under which Mr. Bortolatti was to transfer his entire share ownership in the Registrant, consisting of 562,500 shares, to the Registrant and in return would receive the Registrant's entire stock ownership in GBR. The Stock Purchase Agreement contained a number of conditions precedent which needed to be satisfied before the sale could be consummated. In addition, by letter amendment dated April 23, 1999, any closing would be deferred until such time as Registrant had prepared appropriate SEC filings. The consummation of the Stock Purchase Agreement was completed on February 23, 2000 upon the satisfaction of these conditions.

      The effect of this transaction will be to transfer the Registrant's restaurant-related assets to Mr. Bortolatti in exchange for his ownership stake in the Registrant. GBR had formerly been a wholly owned subsidiary in an entity controlled by Mr. Bortolatti. GBR was acquired by the Registrant in 1997 at which time Mr. Bortolatti, through his affiliated entity, received 562,500 shares in the Registrant. The Registrant has invested approximately $195,000 consisting primarily of leasehold improvements, restaurant equipment and other items in attempting to develop a casual restaurant operation in the Coconut Grove section of Miami. The leasehold on which the restaurant was to be developed was originally held by an affiliate of Mr. Bortolatti. Development efforts have met with delays and fallen behind schedule. Mr. Bortolatti has indicated that approximately $200,000 in funds would be needed in order to make the restaurant project operational and the Registrant's management has decided to abandon the development effort.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      a. The required pro forma financial statements are appended hereto.

      b. The following Exhibits are attached hereto:

            10.1 Stock Purchase Agreement dated as April 9, 1999 between Contessa Corporation and Mr. Pietro Bortolatti.

            10.2  letter amendment to Stock Purchase Agreement dated April 23,
                  1999

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTESSA CORPORATION
                                          (Registrant)


Date: March 13, 2000                      By: /s/ Anthony Markofsky
                                              ----------------------------------

                                                  (Vice President)

                              CONTESSA CORPORATION
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                February 23, 2000

                                               Contessa                     Contessa
                                             Corporation                  Corporation
                                             December 31,                 February 26,
                                                 1999       Adjustments       2000
                                                 ----       -----------       ----
                           Assets

Current assets

  Cash and cash equivalents                            $1                           $1
                                                 --------                     --------
  Total current assets                                  1                            1

Property and equipment-net                        132,148      (132,148)

Other assets
  Excess of purchase paid over book value         196,644      (196,644)
  Security deposits                                10,533       (10,533)
                                                 --------      --------
Total other assets                                207,177      (207,177)
                                                 --------      --------
Total assets                                     $339,326     $(339,325)             $1
                                                 ========     =========        ========

             Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable and accrued expenses          $176,656      $176,656
  Loan payable                                     10,150        10,150
                                                 --------      --------
  Total current liabilities                       186,806       186,806


Stockholders' equity
  Preferred Stock-authorized 5,000,000,
$.001 par value each. At December 31, 1999
and February 26, 2000, the number of shares
outstanding was -0- and -0- respectively
  Common Stock authorized 20,000,000 shares,          287            56             231
$.0001 par value each. At  December 31, 1999
and February 26, 2000, there are 2,866,506
and 2,304,006 shares outstanding respectively.
  Additional paid in capital                      507,450       196,644         310,806
 Retained earnings deficit                       (355,217)      (44,181)       (311,036)
                                                 --------      --------        --------
Total stockholders' equity                        152,520       152,519               1
                                                 --------      --------        --------
Total liabilities and stockholders' equity       $339,326      $339,325              $1
                                                 ========     =========        ========

            See accompanying notes to proforma financial statements.


                                       F1

                              CONTESSA CORPORATION
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                February 23, 2000

                                               Contessa                     Contessa
                                             Corporation                  Corporation
                                             December 31,                 February 26,
                                                 1999       Adjustments       2000
                                                 ----       -----------       ----
Revenue                                               $-0-                          $-0-

Costs of goods sold                                    -0-                           -0-
                                                ---------                     ---------

Gross profit                                           -0-                           -0-

Operations:
  General and administrative                           -0-           -0-             -0-
  Depreciation and amortization                        -0-           -0-             -0-
                                                ---------     ---------       ---------
  Total expense                                        -0-           -0-             -0-

Loss  from operations                                  -0-           -0-             -0-

Discontinued operations
  Disposal of subsidiary                          (63,691)       44,181         (19,510)


Net income (loss)                                $(63,691)      $44,181        $(19,510)
                                                =========     =========       =========

Net income (loss) per share - basic                $(0.03)        $0.02          $(0.01)
                                                =========     =========       =========
Number of shares outstanding - basic            2,304,006     2,304,006       2,304,006
                                                =========     =========       =========

                 See accompanying notes to financial statements.


                                       F1

                              CONTESSA CORPORATION
                  PROFORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                                February 23, 2000

                                               Contessa                     Contessa
                                             Corporation                  Corporation
                                             December 31,                 February 26,
                                                 1999       Adjustments       2000
                                                 ----       -----------       ----

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                              $(63,691)       63,691             $-0-
Adjustments to reconcile net loss to cash
used in operating activities
  Non cash adjustment                                           (4,318)
  Depreciation                                         -0-
                                                ---------
TOTAL CASH FLOWS FROM OPERATIONS                  (63,691)       59,374

CASH FLOWS FROM FINANCING ACTIVITIES
  Loan payable                                     10,150       (10,150)
  Loan payable-affiliated parties                  49,224       (49,224)
                                                ---------     ---------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES         59,374       (59,374)


NET INCREASE (DECREASE) IN CASH                    (4,317)           -0-         (4,317)
CASH BALANCE BEGINNING OF PERIOD                    4,318                         4,318
                                                ---------                     ---------
CASH BALANCE END OF PERIOD                             $1                            $1
                                                =========                     =========

                 See accompanying notes to financial statements


                                       F1

                              CONTESSA CORPORATION
             PROFORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY

                                                                              Deficit
                                 Common      Common    Additional paid   accumulated during
Date                              Stock       Stock       in capital     development stage      Total
----                              -----       -----       ----------     -----------------      -----
Balances 12-31-1999              2,866,506       $287         $507,450           $(355,217)    $152,520
return of shares for sale of      (562,500)       (56)        (196,644)             44,181     (152,519)
                                 ---------       ----         --------           ----------    --------
subsidiary to former owner
Balances 2-26-2000               2,304,006       $231         $310,806            $311,036           $1
                                 =========       ====         ========           ==========    ========

                 See accompanying notes to financial statements


                                       F1

                              CONTESSA CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                FEBRUARY 23, 2000

Note 1. Organization of Company and Issuance of Common Stock

      a. Creation of the Company

      Contessa Corporation (the "Company") was first formed under the laws of Delaware on March 7, 1996 under the name United Health Management, Inc. with an initial capitalization of 20,000,000 shares of common stock, $.0001 par value each and 1,000,000 shares of blank check preferred stock, .001 par value each. On March 26, 1996, the Company amended its certificate of incorporation to change its name to United Health Partners, Inc. On September 17, 1997, the Company amended its certificate to change its name to Contessa Corporation and increase the authorized number of shares of preferred shares to 5,000,000, $.001 par value each.

      b. Description of the Company

      Contessa Corporation was formed under the name United Health Management, Inc. to operate as a managed health care provider. On September 16, 1997, the board of directors of the Company changed the business of the Company to Contessa Corporation. On September 26, 1997, the Company entered into an acquisition agreement, whereby the Company acquired all of the issued and outstanding shares of Gastronnomia Bocca Di Rosa, Inc., a Florida corporation formed on June 12, 1997 ("GBDR") in exchange for 562,500 shares of the common stock. The Company became the parent company of GBDR, a wholly-owned subsidiary. Prior to the Acquisition, GBDR was a wholly owned subsidiary of Giuditta Investments, Inc., a corporation organized under the laws of Florida.

      On February 23, 2000, the Company agreed to transfer to Pietro Bortolatti, project manager the stock of GBDR in consideration for his assumption of all related liabilities and return of the 562,500 shares of common stock used to purchase GBDR.

      c. Return of Capital Stock

      On February 23, 2000, the Company cancelled 562,500 shares of common stock originally issued to GBDR in connection with the purchase of the assets of GBDR valued at $196,644 or $0.35.

Note 2 - Summary of Significant Accounting Policies

      a. Basis of Financial Statement Presentation

      The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $355,217 for the period from inception March 7, 1996 to December 31, 1999. These factors indicate that the Company's continuation as a

                              CONTESSA CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                FEBRUARY 23, 2000

going concern is dependent upon its ability to obtain adequate financing. Subsequent to the date of the financial statements and after much delay in opening the restaurant, the management of the Company concluded that the Company may be best served by selling the assets related to the Company to Pietro Bortolatti, who was the manager of the project and the original principle owner of GBDR, in consideration for the assumption of all related liabilities and the return of 562,500 shares of common stock.

      The proforma consolidated financial statements presented consist of the consolidated balance sheet of the Company as at December 31, 1999 and the related consolidated statements of operations, stockholders equity and cash flows for the year ended December 31, 1999 and gives effect to the sale of the assets and the assumption of liabilities by Pietro Bortolatti and the return of the shares of common stock.

      b. Cash and cash equivalents

      The Company treats temporary investments with a maturity of less than three months as cash when purchased with cash.

      c. Loss per share

      Basic loss per common share is computed by dividing the loss by the weighted average number of common shares outstanding during the period. For the year ended December 31, 1999, there were no dilutive securities outstanding. The calculation of the shares used in computing basic and diluted EPS include the shares of common stock issued for the sale of GBDR, the stock dividend and the shares issued for the reverse merger.

      Shares used in calculating basic and diluted net income per share were as follows:

                                                   Year ended
                                                  December 31,
                                                      1999
                                                      ----
Total number common
 shares outstanding                                 2,304,006
                                                    ---------
Shares used in calculating
 per share amounts - Diluted                        2,304,006
                                                    =========

      d. Use of Estimates

                              CONTESSA CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                FEBRUARY 23, 2000

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      e. Significant Concentration of Credit Risk

      At December 31, 1999, the Company has concentrated its credit risk by maintaining deposits in several banks. The maximum loss that could have resulted from this risk totaled $-0- which represents the excess of the deposit liabilities reported by the banks over the amounts that would have been covered by the federal insurance.

Note 3 - Discontinued Operations

      On February 23, 2000, the management of the Company agreed to transfer to Pietro Bortolatti, project manager the assets related to GBDR in consideration for his assumption of all related liabilities and return of the 562,500 shares of common stock used to purchase GBDR. The transaction was treated as a sale of assets net of related liabilities with the gain on the transfer accounted for as discontinued operations.

Note 4 - Preferred Stock

      The Board of Directors of the Company has the authority to establish and designate any shares of stock in series or classes and to fix any variations in the designations, relative rights, preferences and limitations between series as it deems appropriate, by a majority vote.

      The preferred stock may be issued in series, each of which may vary, as determined by the board of directors, as to the designation and number of shares in such series, voting power of the holders thereof, dividend rate, redemption terms and prices, voluntary and involuntary liquidation preferences, and conversion rights and sinking fund requirements, if any, of such series.

      The number of shares of preferred stock outstanding at December 31, 1999 is -0-.

Note 5 - Income Taxes

      The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and

                              CONTESSA CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                FEBRUARY 23, 2000

liabilities are recovered or settled. As of December 31, 1999, the Company had no material current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carryforward and was fully offset by a valuation allowance.

      At December 31, 1999, the Company has net operating loss carry forwards for income tax purposes of $311,036. This carryforward is available to offset future taxable income, if any, and expires in the year 2010. The Company's utilization of this carryforward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.

      The proforma components of the net deferred tax asset as of December 31, 1999 are as follows:

      Deferred tax asset:
         Net operating loss carry forward     $ 105,752
         Valuation allowance                  $(105,752)
                                              ---------
         Net deferred tax asset               $      -0-

      The Company recognized no income tax benefit for the loss generated in the period from inception, March 7, 1996, to December 31, 1999.

      SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.

      The Company is considered to be a development stage company with little operating history. The Company is dependent upon the financial resources of the Company's management for its continued existence. The Company will also be dependent upon its ability to raise additional capital to complete the construction of the restaurant and complete its marketing program, acquire additional equipment, management talent, inventory and working capital to engage in profitable business activity. Since its organization, the Company's activities have been limited to the acquisition of the restaurant location, construction, hiring personnel, and the preparation of documentation and the sale of a private placement offering.